UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

Financial Asset Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-127352-08	06-1442101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (203) 625-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 30, 2005, a single series of notes, entitled GreenPoint Mortgage Funding Trust 2005-HE4, Asset-Backed Notes, Series 2005-HE4 (the “Notes”), was issued pursuant to a sale and servicing agreement, dated as of September 30, 2005 (the “Agreement”), among Greenwich Capital Financial Products, Inc. (the “Seller”), Financial Asset Securities Corp. (the “Depositor”), GMAC Mortgage Corporation (the “Servicer”), GreenPoint Mortgage Funding, Inc. (the “Originator”), GreenPoint Mortgage Funding Trust 2005-HE4 (the “Issuer”) and Deutsche Bank National Trust Company (the “Indenture Trustee”).

On December 9, 2005, following the closing of the initial issuance of the Notes, the Seller conveyed to the Depositor and the Depositor conveyed to the Issuer, certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate Principal Balance equal to $404,265,421 with funds on deposit in the pre-funding account (the “Pre-Funding Account”) established pursuant to the Agreement at a purchase price equal to the Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Indenture Trustee pursuant to a Subsequent Transfer Agreement, dated December 9, 2005 (the “Transfer Agreement”), among the Seller, the Depositor, the Issuer and the Indenture Trustee. Attached to the Transfer Agreement is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Transfer Agreement.

Section 8 - Other Events

Item 8.01. Other Events

Description of the Mortgage Pool

The Notes, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily first and second lien, adjustable-rate home equity lines of credit (the “Mortgage Loans”). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Loans having a Pool Balance of approximately $1,253,739,235.

The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date, in the case of the Initial Mortgage Loans, or the applicable Subsequent Cut-off Date, in the case of the Subsequent Mortgage Loans.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.2

Subsequent Transfer Agreement, dated as December 9, 2005 among Greenwich Capital Financial Products, Inc. as seller, Financial Asset Securities Corp., as depositor, GreenPoint Mortgage Funding Trust 2005-HE4, as issuer and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1	Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to GreenPoint Mortgage Funding Trust 2005-HE4, Asset-Backed Notes, Series 2005-HE4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: December 30, 2005

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Frank Skibo
Name: Frank Skibo
Title: Managing Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
4.2

Subsequent Transfer Agreement, dated as December 9, 2005 among Greenwich Capital Financial Products, Inc. as seller, Financial Asset Securities Corp., as depositor, GreenPoint Mortgage Funding Trust 2005-HE4, as issuer and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1	Characteristics of the Mortgage Pool as of the Subsequent Cut-off Date relating to GreenPoint Mortgage Funding Trust 2005-HE4, Asset-Backed Notes, Series 2005-HE4.